Exhibit 99.1

Tel: 215-564-1900 Fax: 215-564-3940 www.bdo.com	Ten Penn Center 1801 Market Street, Suite 1700 Philadelphia, PA 19103

Independent Accountant’s Report

Mr. Dwight Perry, Chief Financial Officer

The J.G. Wentworth Company

1200 Morris Drive

Chesterbrook, PA 19087

We have performed the procedures enumerated below to certain information relating to the J.G. Wentworth L, LLC 2021-A1 Notes transaction. The responsible parties, The J.G. Wentworth Company and J. G. Wentworth L, LLC, are responsible for the J.G. Wentworth L, LLC 2021-A1 Notes transaction.

The J.G. Wentworth Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information with respect to a portfolio of structured settlement purchase contracts, (the “Settlement Receivables”), annuity purchase contracts (the “Annuity Receivables”), and lottery purchase contracts (the “Lottery Receivables”) (collectively, the “Series 2021-A1 Receivables”). Additionally, Western-Southern Life Assurance Company (c/o Fort Washington Investment Advisors, Inc.), Amica Mutual Insurance Company, American United Life Insurance Company (c/o OneAmerica), Farm Bureau Life Insurance Company, Voya Investment Management LLC (c/o Voya Retirement Insurance and Annuity Company), AEGON USA Investment Management, LLC, Shelter Life Insurance Company, Shelter Mutual Life Insurance Company, Shelter Benefits Management Inc., United of Omaha Life Insurance Company, Mutual of Omaha Insurance Company, and PPM America, Inc. (the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the sufficiency of the procedures described below, either for the purpose for which the report has been requested or for any other purpose.

The procedures and the associated findings are as follows:

Purchase Contract File to Data File Comparison Procedures

1.	The Company provided BDO with:

a.

An electronic data file labeled “2021-A Pool Cut – 12.17.2021 – BDO Initial Selections” (the “Preliminary Data File”) and a second electronic data file labeled “2021-A1 Pool Cut – 2.28.2022” (the “Final Data File”) containing information relating to the structured settlements purchase contracts (the “Settlement Contracts”), annuity purchase contracts (the “Annuity Contracts,”), and lottery purchase contracts (“Lottery Contracts”) together, (the “Receivables”) as of the close of business on dates specified by the Company (the “Cut-Off Dates”) and

2.	The Company, on behalf of the Issuer, provided BDO with the following:

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

a.	Access to the Company’s management information system (“WAIDE”) containing certain information with respect to the Series 2021-A1 Receivables and

b.

Electronic files represented by the Company’s management to be copies of original settlement documents (the “Settlement Documents”) and annuity documents (the “Annuity Documents”) containing documentation pertaining to the purchase and assignment of the Series 2021-A1 Receivables.

Sample Settlement Contracts

3.

As instructed by the Company, we randomly selected ninety-four (94) Settlement Contracts from the Preliminary Data File and ten (10) Settlement Contracts from the Final Data File that were identified as new deals by management. We performed the following procedures with respect to each selected structured settlement contract:

a.

State of Residence: Compared the claimant’s state of residence set forth on the applicable Data File to the claimant’s state of residence as indicated on the court order and either the signed and notarized purchase agreement (the “Purchase Agreement”), settlement agreement (the “Settlement Agreement”) or seller transfer report included in the Settlement Documents.

No exceptions were found.

b.	Funding Check or Wire Transfer Request: Compared the total purchase price per WAIDE to the wire transfer request(s) or check stub(s) included in the Settlement Documents.

No exceptions were found.

c.

Scheduled Payments Purchased: Compared the total payments set forth on the applicable Data File to the total amount of scheduled payments (excluding the payments occurring before the date of determination or December 1, 2021, for the testing over deals selected from the Preliminary Data File, and February 1, 2022 for the testing over deals selected from the Final Data File (the “Securitization Cut -Off Dates”) as indicated in WAIDE, and compared that amount to the total amount of scheduled payments (excluding the payments occurring before the date of determination or the Securitization Cut-Off Dates) as set forth in the Purchase Agreement included in the Settlement Documents. For purposes of this procedure, the J.G. Wentworth Company, J.G. Wentworth L, LLC and the Specified Parties (as defined herein) have agreed that differences of+/- $1 or less are not considered exceptions.

No exceptions were found.

d.

Purchase Information: Compared the purchase date and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days) and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the wire transfer request included in the Settlement Documents.

No exceptions were found.

e.

Purchase Agreement Information: Compared the purchase price as set forth in WAIDE to the purchase price as indicated in the Purchase Agreement (net of payment deductions for scheduled payments occurring within 15 days of the date of determination) included in the Settlement Documents and validate that the purchase price as set forth in WAIDE was greater than or equal to the purchase price indicated in the Purchase Agreement included in the Settlement Documents.

No exceptions were found.

f.

Assignment Type - Court Order: For each Sample Settlement Contract with an assignment type indicated as court order (or labeled “G-SS”) on the applicable Data File, observed that a court order referencing the claimant and the corresponding Sample Settlement Contract was included in the Settlement Documents. Observed that the court order referenced the transaction was between the Company and the claimant. Compared the state indicated in the court order to the court order state as set forth in WAIDE.

No exceptions were found.

g.

Annuity Information: Observed that the annuity information (including, but not limited to, photocopies of correspondence and excerpts of annuity policies, the Settlement Agreement, photocopy of the annuity check, a court release or affidavit) included in one of the Settlement Documents listed the claimant as an annuitant or beneficiary, and the annuity information either contained wording indicating that the payments under the annuity were guaranteed or certain.

No exceptions were found.

h.	Annuity Company Issuer: Compared the name of the annuity company issuer set forth in the Settlement Documents with the name of the annuity company issuer as set forth on the applicable Data File.

No exceptions were found.

i.

Notice of Direction of Payment: Observed that the Settlement Documents contained a court order, notice of assignment or letter from the Company (or an affiliate of the Company) to the annuity issuer, as applicable, directing that payments to the claimant be forwarded to one of the following addresses:

i.	PO Box 7780 4244

Philadelphia, PA 191 82-4244

ii.	PO Box 822081 Philadelphia, PA 19182

iii.	PO Box 83364

Woburn, MA 01813-3364

iv.	PO Box 116476

Atlanta, Georgia 30368 -6476

v.	PO Box 101210 Atlanta, Georgia 30392

vi.	PO Box 809156 Chicago, IL 60680 -9156

No exceptions were found.

j.

Lien Search: Observed that the Settlement Documents contained a consumer credit report and a UCC search that made reference to the claimant. If the consumer credit report or a UCC search was not included in the Settlement Documents, the Company provided such document upon request.

No exceptions were found.

k.

Settlement Agreement: Observed that the Settlement Documents contained either a photocopy of a document whose title included the word or phrase “settlement,” “agreement,” “stipulation,” “release,” “affidavit” or “court order” referencing the claimant, or a document from the annuity provider that listed the claimant as a beneficiary to a defendant listed in the Settlement Agreement. If such a document was not already included in the Settlement Documents, the Company provided the document upon request.

No exceptions were found.

Sample Annuity Contracts

4.	As instructed by the Company, we randomly selected five (5) Annuity Contracts from the Preliminary Data File. We performed the following procedures with respect to each selected annuity policy:

a.

Insurance Company Acknowledgement: Observed that the Annuity Documents included an acknowledgement from the issuer insurance company and observed that the annuity policy reflected the Company (or an affiliate of the Company) as the named beneficiary.

No exceptions were found.

b.

Discount Rate: Compared the discount rates used to calculate the purchase price in WAIDE to the t -value worksheet included in the Annuity Documents. For purposes of this procedure, The J.G. Wentworth Company, J.G. Wentworth L, LLC and the Specified Parties (as defined herein) have agreed that differences of +/ - 0.01% or less were not considered exceptions.

BDO Conclusion: For contract 81704-6, the discount rate per the t-value worksheet and WAIDE did not agree.

Management Response: The exception above was related to an internal data entry error and has no impact on the underlying collateral, assignment or clear chain of title related to the receivables.

BDO performed no procedures with respect to the management response contained above. As such, we take no responsibility for management’s response.

c.	Notice of Assignment or Payment Address Change: Observed that the Annuity Documents included a notice of assignment or payment address change from the issuer of the policy to the Company.

No exceptions were found.

d.	Funding Check or Wire Transfer Request: Compared the total purchase price per WAIDE (inclusive of escrow and fees) to the wire transfer advice or check stub included in the Annuity Documents.

No exceptions were found.

e.

Scheduled Payments Purchased: Compared the total payments purchased as set forth on the applicable Data File (excluding the payments occurring before the date of determination or Securitization Cut-Off Date (December 1, 2021)) to the total amount of scheduled payments purchased as indicated in the t- value worksheet included in the Annuity Documents (inclusive of escrow and fees). For purposes of this procedure, The J.G. Wentworth Company, J.G. Wentworth L, LLC and the Specified Parties have agreed that differences of +/- $1 or less were not considered exceptions.

No exceptions were found.

f.

Purchase Information: Compared the purchase date, the maturity value and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days), the maturity value and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the t-value worksheet included in the Annuity Documents. For purposes of this procedure, The J.G. Wentworth Company, J.G. Wentworth L, LLC and the Specified Parties (as defined herein) have agreed that differences of +/ - $1 or less were not considered exceptions.

No exceptions were found.

g.

Purchase Agreement Information: Compared the purchase price as set forth in WAIDE to the purchase price as indicated in the Purchase Agreement (net of payment deductions for scheduled payments occurring within 15 days of the date of determination) included in the Annuity Documents to validate that the purchase price as set forth in WAIDE was greater than or equal to the purchase price as set forth in the Purchase Agreement.

No exceptions were found.

h.	Annuity Company Issuer: Compared the name indicated as the annuity company issuer as set forth in the Annuity Documents to the annuity company issuer as set forth on the applicable Data File.

No exceptions were found.

i.

Lien Search: Observed that the Annuity Documents contained a consumer credit report and UCC search that made reference to the claimant. If the consumer credit report or UCC search was not included in the Annuity Documents, the Company provided such document.

No exceptions were found.

j.	Original Documentation: Observed that the Annuity Documents included copies of original documentation related to the purchase and assignment of the annuity policy.

No exceptions were found.

Sample Lottery Receivables

5.

As instructed by the Company, we randomly selected one (1) purchased lottery receivable contract from the Preliminary Data File. BDO performed the following procedures with respect to each selected sample:

a.

State of Residence: Compared the assignor’s state of residence per the GLS column of the File Review Data File to (1) the state noted in the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File and (2) the Address field of the SSC Purchase Page in the WAIDE system.

No exceptions were found.

b.

Scheduled Payments Purchased: Compared the total payment per the CF column of the File Review Data File to the total amount of the scheduled payments (excluding the payments occurring before the applicable Cut Off Date) as indicated in WAIDE, and agreed that amount to the total amount of scheduled payments (excluding the payments occurring before the date of determination or the Securitization Cut-Off Date (December 1, 2021)) as set forth in the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File. For purposes of this procedure The J.G. Wentworth Company, J.G. Wentworth L, LLC and the Specified Parties (as defined herein) have agreed that differences of +/- $1 or less were not considered exceptions.

No exceptions were found.

c.

Purchase and Payment Date Information: Compared the first payment due date per the SSC Payment Schedule in the WAIDE system to the first payment due date per the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File and observed the two dates are within 30 business days.

No exceptions were found.

d.

Purchase and Payment Date Information: Compared the last payment due date per the SSC Payment Schedule in the WAIDE system to the last payment due date per the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File and observed the two dates are within 30 days and in the same calendar month.

No exceptions were found.

e.

Purchase Agreement Information: Observed that the purchase price per the Purchase Price Field of the SSC Purchase page in the WAIDE system was greater than or equal to the purchase price as indicated in the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File (net of payment deductions for scheduled payments occurring within 15 days of the applicable Cut Off Date).

No exceptions were found.

f.

Assignment Type-Court Order: For each lottery receivable with an assignment type indicated as “Court Order” on the File Review Data File, observed that a Court Order referencing the assignor and the lottery receivable was included in the Collateral File.

No exceptions were found.

g.

State Lottery Commission Issuer: Compared the name of the state lottery commission issuer per the Court Order in the Collateral File with the name of the state lottery commission issuer per the Updated Obligor column of the File Review Data File.

No exceptions were found.

h.

Notice of Direction of Payment: Observed that the Court Order included in the Collateral File includes language directing that payments to the lottery winner be forwarded to “R.C. Henderson Lottery Trust, P.O. Box 223852 Pittsburgh, PA 15251-2852.”

No exceptions were found.

i.	Lien Search: Observed that the Collateral File contains a consumer credit report and a UCC lien search that made reference to the assignor.

No exceptions were found.

j.	Lien Filing: Observed that the Collateral File included a UCC Filing identifying the assignor and the secured party is noted to be Lottery Funding, LLC.

No exceptions were found.

The procedures outlined above were limited to comparing or recalculating certain information that is further described in the procedures above. The J.G. Wentworth Company is responsible for the provided Preliminary Data File, Final Data File, receivables contracts and other source documents. We were not requested to perform and we have not performed any procedures other than those outlined above. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Preliminary Data File, Final Data File, receivables contracts and other source documents, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by The J.G. Wentworth Company, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were engaged by The J.G. Wentworth Company and J.G. Wentworth L, LLC to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on the Series 2021-A1 Receivables. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or

iii.

Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of The J.G. Wentworth Company and J.G. Wentworth L, LLC and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of The J.G. Wentworth Company, J.G. Wentworth L, LLC and the Specified Parties, and is not intended to be, and should not be, used by anyone other than these specified parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

February 18, 2022